UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2008

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LAST MILE LOGISTICS GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

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Florida	000-52301	65-1001573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

6675 Amberton Drive, Elkridge, Maryland 21075

(Address of principal agent offices) (Zip Code)

(310) 931-1771

Registrant’s telephone number, including area code:

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03

BANKRUPTCY OR RECEIVERSHIP

On December 4, 2008, as a result of the inability to continue to pay its existing debt and vendor obligations, Chesapeake Logistics LLC, the sole operating subsidiary of Last Mile Logistics Group, Inc. (the “Company”), filed for Chapter 7 bankruptcy with the U.S. Bankruptcy Court, District of Maryland. Several factors contributed to this situation, including the loss of its largest customer in August 2008, the continued economic downturn contributing to a sharp decline in the purchase of large consumer durables, and the lack of available credit required to sustain the operation. As a result of this bankruptcy, the Company is no longer operating as a going concern.

ITEM 9.01

FINANCIAL STATEMENT AND EXHIBITS.

(a)

Financial Statements of Business Acquired.

N/A

(b)

Pro Forma Financial Information.

N/A

(c)

Exhibits.

Exhibit No.	Description
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAST MILE LOGISTICS GROUP, INC.

Date: December 19, 2008	By:	/s/ Regina R. Flood
	Name:	Regina R. Flood
	Title:	Chief Executive Officer.

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